STOCK PURCHASE AGREEMENT

                                 by and between

                         CARRAMERICA REALTY CORPORATION

                                       and

                      ------------------------------------

                                   dated as of

                              _______________, 1996

                                TABLE OF CONTENTS


                                                                           Page


RECITALS.....................................................................1

ARTICLE 1 DEFINITIONS........................................................1

ARTICLE 2 PURCHASE AND SALE OF PREFERRED SHARES; CLOSING.....................2
      Section 2.1  Purchase and Sale.........................................2
      Section 2.2  Closing...................................................3

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY......................3
      Section 3.1  Organization and Qualification............................3
      Section 3.2  Authority Relative to Agreements; Share Issuance..........3
      Section 3.3  Capital Stock and Units...................................4
      Section 3.4  No Conflicts; No Defaults; Required Filings and Consents..4
      Section 3.5  Litigation; Compliance With Laws..........................4
      Section 3.6  Tax Matters...............................................5
      Section 3.7  Compliance with Agreements................................5
      Section 3.8  Registration Statement and Prospectus.....................5
      Section 3.9  Financial Statements......................................5
      Section 3.10 Regulation G, Use of Proceeds.............................5
      Section 3.11 No Material  Changes......................................6
      Section 3.12 Scope of Articles Supplementary...........................6

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF INVESTOR.........................6
      Section 4.1  Organization..............................................6
      Section 4.2  Due Authorization.........................................6
      Section 4.3  REIT Qualification Matters................................6
      Section 4.4  U.S. Person...............................................7

ARTICLE 5 CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING....................7
      Section 5.1  Series A Preferred Articles Supplementary.................7
      Section 5.2  Representations and Warranties............................7
      Section 5.3  Performance...............................................7
      Section 5.4  No Stop Order.............................................7
      Section 5.5  No Material Adverse Change................................7
      Section 5.6  Opinion of Company Counsel................................7
      Section 5.7  Officer's Certificate.....................................8
      Section 5.8  Proceedings...............................................8
      Section 5.9  Proceeds..................................................8

ARTICLE 6 CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.................8
      Section 6.1  Representations and Warranties............................8
      Section 6.2  Performance...............................................8
      Section 6.3  No Stop Order.............................................8

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

ARTICLE 7  COVENANTS.........................................................8
      Section 7.1  Filing of Articles Supplementary..........................8
      Section 7.2  Filing of Prospectus Supplement...........................8
      Section 7.3  Amendments to Registration Statement......................9
      Section 7.4  Notice of Certain Actions.................................9
      Section 7.5  Filing of Exchange Act Reports............................9
      Section 7.6  Stock Exchange Listing....................................9

ARTICLE 8  MISCELLANEOUS....................................................10
      Section 8.1  Survival of Warranties...................................10
      Section 8.2  Successors and Assigns...................................10
      Section 8.3  Governing Law............................................10
      Section 8.4  Counterparts.............................................10
      Section 8.5  Titles and  Subtitles....................................10
      Section 8.6  Notices..................................................10
      Section 8.7  Finder's Fees............................................11
      Section 8.8  Expenses.................................................11
      Section 8.9  Amendments and Waivers...................................11
      Section 8.10 Severability.............................................11
      Section 8.11 Entire Agreement.........................................11


                                    EXHIBITS

Exhibit A         Series A Preferred Articles Supplementary

Exhibit B         Form of Legal Opinions

Exhibit C         Prospectus Supplement

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of October __, 1996, is made by and between CarrAmerica Realty Corporation, a Maryland
corporation                 (the                 "Company"),                 and
___________________________________________________________ ("Investor").


                                    RECITALS

     WHEREAS, the Company desires to issue and sell to Investor an aggregate of __________ shares of Series A Cumulative Convertible Redeemable Preferred Stock, $.01 par value per share, of the Company ("Series A Preferred Stock"), the terms of which shall be as set forth in the Series A Preferred Articles Supplementary in the form attached hereto as Exhibit A (the "Series A Preferred Articles Supplementary") in accordance with and subject to the terms and conditions set forth herein; and

     WHEREAS, Investor desires to purchase __________ shares of Series A Preferred Stock, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

     Section 1.1 "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any Government Authority.

     Section 1.2 "Agreement" shall have the meaning set forth in the first paragraph hereof.

     Section 1.3 "Base Prospectus" shall mean the prospectus included in the Registration Statement in the form on file with the SEC on the date the Registration Statement or any post-effective amendment thereto, if applicable, became effective.

     Section 1.4 "Closing" shall have the meaning set forth in Section 2.2.

     Section 1.5 "Closing Date" shall have the meaning set forth in Section 2.2.

     Section 1.6 "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto, including all of the rules and regulations promulgated thereunder.

     Section 1.7 "Company" shall have the meaning set forth in the first paragraph hereof.

     Section 1.8 "Common Stock" shall mean common stock, par value $.01 per share, of the Company.

     Section 1.9 "Exchange Act" shall mean the Securities Exchange of 1934, as amended.

     Section 1.10 "Government Authority" shall mean any government or state (or any subdivision thereof) of or in the United States, or any agency, authority, bureau, commission, department or similar body or instrumentality thereof, or any governmental court or tribunal.

     Section 1.11 "Investor" shall have the meaning set forth in the first paragraph hereof.

     Section 1.12 "Material Adverse Effect" shall mean a material adverse effect on the Company's ability to perform under this Agreement or on the financial condition, results of operations or business of the Company and its Subsidiaries considered as one enterprise.

     Section 1.13 "Per Share Purchase Price" shall have the meaning set forth in
Section 2.1.

     Section 1.14 "Prospectus" shall mean the Base Prospectus, together with the Prospectus Supplement, dated October __, 1996, delivered to Investor in connection with the purchase of the Purchased Shares, as amended or supplemented, including all documents incorporated therein by reference or deemed to be incorporated by reference (whether such documents were filed before or after the date of the Prospectus).

     Section 1.15 "Purchase Price" shall have the meaning set forth in Section 2.1.

     Section 1.16 "Purchased Shares" shall have the meaning set forth in Section 2.1.

     Section 1.17 "Registration Statement" shall mean the Registration Statement on Form S-3 (No. 333-04519) filed with the SEC relating to the offering in one or more series of the Company's (i) unsecured debt securities, (ii) preferred stock, (iii) common stock, and (iv) warrants exercisable for Common Stock, with an aggregate public offering price of up to $600,000,000, including all documents incorporated therein by reference or deemed to be incorporated by reference (whether such documents were filed before or after effectiveness of such Registration Statement), as amended.

     Section 1.18 "REIT" shall have the meaning set forth in Section 3.6.

     Section 1.19 "SEC" shall mean the Securities and Exchange Commission.

     Section 1.20 "Securities Act" shall mean the Securities Act 1933, as amended.

     Section 1.21 "Series A Preferred Stock" shall have the meaning set forth in the recitals hereto.

     Section 1.22 "Series A Preferred Articles Supplementary" shall have the meaning set forth in the recitals hereto.

     Section 1.23 "Subsidiaries" shall mean each of the entities consolidated in the financial statements of the Company.


                                    ARTICLE 2
                 PURCHASE AND SALE OF PREFERRED SHARES; CLOSING

     Section 2.1 Purchase and Sale. Subject to the terms and conditions set forth herein, the Company agrees to issue and sell to Investor and Investor agrees to purchase and acquire from the Company, at the Closing (as defined below), __________ shares of Series A Preferred Stock (the "Purchased Shares") at a per share purchase price of $25.00 (the "Per Share Purchase Price"), resulting in an aggregate purchase price of $__________ (the "Purchase Price").

     Section 2.2 Closing. Subject to the terms and conditions hereof, the closing of the purchase and sale of the Purchased Shares (the "Closing") shall take place at 10:00 a.m. on October __, 1996 (such date, the "Closing Date"), at the offices of Hogan & Hartson L.L.P., 555 Thirteenth Street, N.W., Washington, D.C. 20004. At the Closing, the Company shall issue and sell to Investor, and Investor shall purchase and acquire from the Company, the Purchased Shares, and Investor shall pay to the Company the Purchase Price for the Purchased Shares by wire transfer of immediately available funds in U.S. dollars to the account or accounts specified by the Company in a written notice to Investor. At the Closing, the Company shall deliver to Investor a stock certificate in definitive form, registered in the name of Investor, representing the Series A Preferred Stock being purchased by Investor hereunder.


                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to Investor as follows:

     Section 3.1 Organization and Qualification.

     (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company has all requisite corporate power and authority to own, operate, lease and encumber its assets and carry on its business as now conducted or proposed to be conducted, and to enter into this Agreement and to perform its obligations hereunder.

     (b) Each of the Subsidiaries of the Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Subsidiary has all requisite corporate or partnership power and authority to own, operate, lease and encumber its assets and carry on its business as now conducted or proposed to be conducted.

     (c) The Company and each of its Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its assets or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.2 Authority Relative to Agreements; Share Issuance.

     (a) The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights or general principles of equity.

     (b) The Purchased Shares to be issued pursuant to this Agreement have been duly authorized for issuance and, when issued by the Company in accordance with the provisions hereof for the consideration described herein, will be duly and validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon conversion of the Purchased Shares have been duly and validly reserved for such issuance and, when issued upon such conversion in accordance with the terms of the Series A Preferred Articles Supplementary, will be duly and validly issued, fully paid and nonassessable. The Purchased Shares (and the shares of Common Stock issuable upon conversion of the Purchased Shares) will be issued in compliance with all applicable federal and state securities laws.

     Section 3.3 Capital Stock and Units. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

     Section 3.4 No Conflicts; No Defaults; Required Filings and Consents. Except as contemplated hereby, the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby in accordance with the terms hereof do not and will not:

     (a) conflict with or result in a breach of any provisions of the Articles of Incorporation or Bylaws of the Company as currently in effect;

     (b) violate or conflict with any statute, rule, regulation, judgment, order, writ, decree or injunction applicable to the Company or any of its Subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; or

     (c) violate or conflict with or result in a breach of any provision of, or constitute a default (or any event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien upon any of the assets of the Company or any of its Subsidiaries under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries or any of their properties is bound or affected, except for any of the foregoing matters which would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect; or

     (d) require any consent, approval or authorization of, or declaration, filing or registration with, any Government Authority on the part of the Company, other than any filings required under the Securities Act, the Exchange Act, and state securities laws, and any filings required to be made with the State of Maryland, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.5 Litigation; Compliance With Laws.

     (a) There are no Actions pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or which question the validity hereof or any action taken or to be taken in connection herewith. There are no continuing orders, injunctions or decrees of any Government Authority to which the Company or any of its Subsidiaries is a party and as to which either compliance or noncompliance would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (b) Neither the Company nor any of its Subsidiaries is in violation of any statute, rule, regulation, order, writ, decree or injunction of any Government Authority or any body having jurisdiction over them or any of their respective assets which, if enforced, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.6 Tax Matters. At all times beginning with its taxable period ended December 31, 1993, to the Company's knowledge, the Company has been, and upon sale of the Purchased Shares, the Company will continue to be, organized and operated in conformity with the requirements for qualification as a real estate investment trust within the meaning of Section 856 of the Code ("REIT"), and, to the Company's knowledge, its proposed method of operation will enable it to continue to meet the requirements for taxation as a REIT under the Code.

     Section 3.7 Compliance with Agreements. Neither the Company nor any of its Subsidiaries is in default, and, to the Company's knowledge, no event has occurred which, with the giving of notice or the lapse of time or both, would constitute a default, under any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which it is a party or by which it or any of its properties or assets is bound or affected except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.8 Registration Statement and Prospectus. The Company meets the requirements for use of Form S-3 under the Securities Act and of Rule 415 promulgated under the Securities Act. The Company filed with the SEC the Registration Statement, which was declared effective on July 17, 1996. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the SEC. At the time the Registration Statement or any post-effective amendment thereto became effective, (i) the Registration Statement complied in all material respects with the applicable requirements of the Securities Act and the respective rules and regulations of the SEC thereunder, and (ii) the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. As of the date hereof, as of the time the Prospectus is filed with the SEC pursuant to Rule 424(b) under the Securities Act, at any time prior to the Closing Date that any subsequent amendment or supplement to the Prospectus is filed with the SEC and at the Closing Date, (i) the Prospectus will comply in all material respects with the applicable requirements of the Securities Act, and the respective rules and regulations of the SEC thereunder, and (ii) the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Section 3.9 Financial Statements.The financial statements incorporated by reference in the Registration Statement and the Prospectus are complete and correct in all material respects and present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates specified and consolidated results of their operations for the periods specified. Such financial statements were prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein or in the notes thereto. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

     Section 3.10 Regulation G, Use of ProceedsThe proceeds from the issue and sale of the Series A Preferred Stock will be applied by the Company as set forth in the Prospectus under the caption "Use of Proceeds". Neither the Company nor any Subsidiaries of the Company will, directly or indirectly, use any of such proceeds for the purpose, whether immediate, incidental or ultimate, of buying a "margin stock" or of maintaining, reducing or retiring any indebtedness originally incurred to purchase stock that is currently a "margin stock" or for any other purpose which might constitute this transaction a "purpose credit", in each case within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 C.F.R. 207, as amended), or otherwise take or permit to be taken any action which would involve a violation of such Regulation G or of Regulation X (12 C.F.R. 224, as amended) or any other regulation of such Board. No indebtedness being reduced or retired out of such proceeds was incurred for the purpose of purchasing or carrying any such "margin stock" and neither the Company nor any Subsidiary of the Company owns, or has any present intention of acquiring, any such "margin stock" in an amount sufficient to cause more than 20% of the value of the consolidated assets of the Company and its Subsidiaries considered as one enterprise to be "margin stock".

     Section 3.11 No Material Changes. Since the date as of which information is given in the Prospectus, except as otherwise stated therein or contemplated thereby: (i) there has been no material adverse change in the business, operations or condition, financial or otherwise, of the Company and its Subsidiaries considered as one enterprise, or in the earnings or the ability to continue to conduct business in the usual and ordinary course of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; (ii) there has been no material transaction entered into by the Company or any of its Subsidiaries other than transactions in the ordinary course of business or transactions which are not material in relation to the Company and its subsidiaries considered as one enterprise; and (iii) there have not been any changes in the capital stock (other than issuances of securities pursuant to employee benefit or other similar plans described in the Prospectus) or any material increases in the debt of the Company or any of its Subsidiaries considered as one enterprise.

     Section 3.12 Scope of Articles Supplementary. The Series A Preferred Articles Supplementary shall set forth the rights, preferences, limitations and designations of all of the issued and outstanding shares of the Series A Preferred Stock.


                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     Investor hereby represents and warrants to the Company as follows:

     Section 4.1 Organization. Investor is duly organized and validly existing under the laws of its jurisdiction of organization. Investor has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder.

     Section 4.2 Due Authorization. The execution, delivery and performance of this Agreement has been duly and validly authorized by all necessary action on the part of Investor. This Agreement has been duly executed and delivered by Investor and constitutes the valid and legally binding obligation of Investor, enforceable against Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights or general principles of equity.

     Section 4.3 REIT Qualification Matters. Investor has received a copy of the Company's Articles of Amendment and Restatement of Articles of Incorporation and the form of Series A Preferred Articles Supplementary, attached hereto as Exhibit A, and understands the restrictions on transfer and ownership of the capital stock of the Company included therein related primarily to the qualification of the Company as a REIT for federal income tax purposes pursuant to Sections 856 to 860 of the Code. In particular, Investor understands that no individual (as defined in Section 542(a)(2) of the Code) may beneficially own (after taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code, and also applying the look-thru rule contained in Section 856(h)(3)(A) of the Code) in excess of 5% of the Series A Preferred Stock. In the event that Investor is purchasing more than 86,999 shares of Series A Preferred Stock, Investor confirms and makes herein the representation set forth in the second to last sentence of Section 12 of the Series A Preferred Articles Supplementary and agrees to be bound by the agreement set forth in the last sentence of Section 12 of the Series A Preferred Articles Supplementary.

     Section 4.4 U.S. Person. Investor is (a) a citizen or resident of the United States, (b) a partnership created or organized in the United States or under the laws of the United States or any state therein (including the District of Columbia), (c) a corporation created or organized in the United States or under the laws of the United States or any state therein (including the District of Columbia), or (d) any estate of trust (other than a foreign estate or foreign trust), within the meaning of Section 7701(a)(31) of the Code.


                                    ARTICLE 5
                 CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING

     Investor's obligations at the Closing under Section 2.2 hereof are subject to the fulfillment at or prior to the Closing of each of the following conditions:

     Section 5.1 Series A Preferred Articles Supplementary. The Series A Preferred Articles Supplementary shall have been filed with and accepted for recording by the State Department of Assessments and Taxation of Maryland.

     Section 5.2 Representations and Warranties. The representations and warranties of the Company contained in Article 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

     Section 5.3 Performance. The Company shall have in all material respects performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it at or prior to the Closing.

     Section 5.4 No Stop Order. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings therefor instituted or threatened by the SEC.

     Section 5.5 No Material Adverse Change. After the date of this Agreement and through the Closing Date, there shall not have occurred any material adverse change in the business or financial condition of the Company and its Subsidiaries considered as one enterprise.

     Section 5.6 Opinion of Company Counsel. Investor shall have received from Hogan & Hartson L.L.P., counsel for the Company, an opinion letter, dated as of the Closing, that contains opinions substantially in the form attached hereto as Exhibit B and which shall be substantially identical to the opinion letters provided to all other purchasers of the Series A Preferred Stock pursuant to the Prospectus.

     Section 5.7 Officer's Certificate. The Company shall have delivered to Investor on the Closing Date a certificate or certificates, signed by an authorized officer of the Company, to the effect that the facts required to exist by Sections 5.1, 5.2, 5.3, 5.4 and 5.5 exist on such Closing Date.

     Section 5.8 Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement, including all filings with the SEC, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to Investor, and Investor shall have received copies of all documents which Investor may reasonably request in connection with said transactions and copies of the records of all proceedings of the Company in connection therewith in form and substance satisfactory to Investor.

     Section 5.9 Proceeds. The Company shall have entered into commitments for the purchase and sale of the Series A Preferred Stock which in the aggregate will yield at least $35 million in proceeds to the Company.

                                    ARTICLE 6
               CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING

     The obligations of the Company under Section 2.2 hereof are subject to the fulfillment at or prior to the Closing of each of the following conditions:

     Section 6.1 Representations and Warranties. The representations and warranties of Investor contained in Article 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

     Section 6.2 Performance. Investor shall have in all material respects performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it at or prior to the Closing.

     Section 6.3 No Stop Order.   No stop order suspending the effectiveness  of
the Registration Statement shall have been issued and no proceedings therefor instituted or threatened by the SEC.


                                    ARTICLE 7
                                    COVENANTS

     Section 7.1 Filing of Articles Supplementary. On or before the Closing Date, the Company shall adopt and file with the State Department of Assessments and Taxation of Maryland the Series A Preferred Articles Supplementary.

     Section 7.2 Filing of Prospectus Supplement. Promptly following the execution of this Agreement, the Company will file with the SEC pursuant to Rule 424(b) promulgated under the Securities Act, the Prospectus Supplement to the Base Prospectus (setting forth, inter alia, the amount of the Series A Preferred Stock sold hereunder, the terms thereof, the method of distribution of the Series A Preferred Stock sold hereunder and the price at which the shares of Series A Preferred Stock sold hereunder are to be purchased by Investor) substantially in the form attached as Exhibit C hereto, with only such changes as shall be approved by Investor and the Company. Investor hereby acknowledges receipt of a copy of the Prospectus.

     Section 7.3 Amendments to Registration Statement. If at any time after the date of this Agreement and through the Closing Date any event shall have occurred or any condition shall exist as a result of which, in the reasonable opinion of Investor or the Company, it shall be necessary to amend or supplement the Prospectus, as then amended or supplemented, so that the Prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, or if, in the reasonable opinion of Investor or the Company, it shall be necessary at any time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the Securities Act or the Exchange Act or the respective rules and regulations of the SEC thereunder, the Company shall promptly prepare and file with the SEC such amendment or supplement, whether by filing documents pursuant to the Exchange Act, the Securities Act or otherwise, as shall be necessary to correct such untrue statement or omission or to effect such compliance.

     Section 7.4 Notice of Certain Actions. After the date of this Agreement and through the Closing Date, the Company will notify Investor immediately (and confirm such notice in writing) (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus, (iii) of any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and

(iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order shall be issued, to obtain the lifting thereof at the earliest possible time. After the date of this Agreement and through the Closing Date, the Company will promptly, upon mailing or delivery to the SEC, provide Investor with copies of any amendment or supplement to the Prospectus, any amendment to the Registration Statement or any other document to be filed with the SEC related thereto.

     Section 7.5 Filing of Exchange Act Reports. After the date of this Agreement and through the Closing Date, the Company will file promptly all documents required to be filed with the SEC pursuant to Section 13 or 14 of the Exchange Act and, so long as the Series A Preferred Stock remains issued and outstanding, shall provide to Investor copies of all such documents, including, without limitation, all financial statements of the Company required to be filed with the SEC.

     Section 7.6 Stock Exchange Listing. The Company will use its best efforts to obtain, within six months of the date of this Agreement, the listing on the New York Stock Exchange of all shares of Common Stock which Investor may acquire upon conversion of the Purchased Shares issued and sold hereunder.


                                    ARTICLE 8
                                  MISCELLANEOUS

     Section 8.1 Survival of Warranties. The representations and warranties of the Company and Investor contained in or made pursuant to Sections 3.1, 3.2, 4.3 and 4.4 of this Agreement shall survive the Closing indefinitely. All other representations and warranties contained in or made in this Agreement shall survive the Closing for a period of one year. The representations and warranties contained in this Agreement shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Investor or the Company.

     Section 8.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

     Section 8.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the conflict of law provisions thereof.

     Section 8.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 8.5 Titles and Subtitles. The title and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     Section 8.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) on the fifth business day after deposit with the United States Post Office, by registered or certified mail, postage prepaid, (c) on the next business day after dispatch via nationally recognized overnight courier or (d) upon confirmation of transmission by facsimile, all addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Notices should be provided in accordance with this Section at the following addresses:

         If to Investor, to:

         _______________________________
         _______________________________
         _______________________________
         Attention: ____________________

         If to the Company, to:

         CarrAmerica Realty Corporation
         1700 Pennsylvania Avenue, N.W.
         Washington, D.C. 20006
         Attention: Thomas A. Carr, President

         with a copy to:

         Hogan & Hartson L.L.P.
         Columbia Square
         555 Thirteenth Street, N.W.
         Washington, D.C. 20004-1109
         Attention: J. Warren Gorrell, Jr., Esq.

     Section 8.7 Finder's Fees. Except as disclosed in the Prospectus, each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted-liability) for which Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     Section 8.8 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Series A Preferred Articles Supplementary, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     Section 8.9 Amendments and Waivers. Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

     Section 8.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     Section 8.11 Entire Agreement. This Agreement constitutes the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

     IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties hereto as of the day first above written.


                                       CARRAMERICA REALTY CORPORATION


                                       By:
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                                       Name:
                                              ----------------------------------
                                      Title:
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                                       By:
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                                      Name:
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                                     Title:
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                                      -12-